WASHINGTON NATIONAL CORPORATION
      EXHIBIT 10.1 - FORM OF AMENDMENT TO EMPLOYMENT AGREEMENTS


                         Date:_____________________

Name
Address

Dear ______________:

This letter is intended to clarify the interpretation of the Employment Agreement made as of the _______________________, by and among Washington National Insurance Company, Washington National Corporation and you to provide you with a two year severance period (or, if less than two years, until you reach age 65). The intent of the Agreement is that if your employment is terminated for any reason other than Good Cause (as defined in the Agreement), or if you terminate your employment for Good Reason (as defined in the Agreement) you will receive, within 10 days after the Date of Termination (as defined in the Agreement), a lump sum payment in an amount equal to your salary (at your then current fixed annual salary level) and your bonus under the Incentive Compensation Plan for a severance period equal to the balance of the term of your employment under the Agreement as it exists at the time of your termination of employment. That severance period will commence on the date of your termination of employment and end on the first to occur of the second anniversary thereof and the last day of the calendar year in which you attain age 65.

In order to ensure that the language of the Agreement is consistent with the intent of the parties, as described above, the definition of Severance Period in Section 5 (a)(iv) of the Agreement is amended to "mean the balance of the term of employment as it exists immediately prior to the Date of Termination."

Please sign both copies of this letter to indicate your approval of the matters set forth herein. Return one copy to C.R. Edwards and keep the other for your records.

Very truly yours,

WASHINGTON NATIONAL INSURANCE COMPANY

By:___________________________________________
      Thomas Pontarelli, Chairman of the Board,
      President, and Chief Executive Officer

WASHINGTON NATIONAL CORPORATION

By:___________________________________________
     Thomas C. Scott, Executive Vice President
     and Chief Financial Officer

The matters set forth in the above letter are hereby approved on this 24th day of September 1996.

     ___________________________________________
     Name




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